January 2006

Safe Harbor Statement

            This material contains certain “forward-looking” statements.  These statements are based on management’s current expectations and are naturally subject to uncertainty and changes in circumstances.  Actual results may vary materially from the expectations contained herein and listeners are cautioned not to place undue reliance on any forward-
looking comments.  For a review of specific risk factors, please refer to our statements filed at the Securities and Exchange Commission.
Hansen Natural Corporation undertakes no obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Hansen's Natural

HANSEN'S
FRUIT
&
VEGETABLE

January 2006 Page 3

Introduction

Introduction, cont’d.

Hansen’s is a 70 year old trusted brand that stands for high quality,
“better for you” natural beverages.

Hansen’s formulates and markets unique premium beverages at the forefront of consumer trends.

Hansen’s enjoys leadership positions across several categories, including the natural soda and energy categories.

Since 2000, Hansen’s has enjoyed an
annual growth rate of 27.5%
compounded through 2004.

Introduction, cont’d.

In 2005, Hansen’s has continued its upward growth trend.

A comparison of the first nine-months ended September 30, 2005 to the nine-
months ended September 30, 2004 shows:

The business grew 85.9% from $162.3 million to $301.8 million in gross sales (net of discounts and returns).

Gross Annual Sales (millions)

$0.0

$50.0

$100.0

$150.0

$200.0

$250.0

$300.0

$350.0

2000

2001

2002

2003

2004

Financial Performance

Hansen’s continues to enjoy excellent operating performance, with continuing growth.

The Company’s operating results are summarized below:

2002

2003

2004

2004

2005

Gross Sales net of

discounts/returns  (Millions

except per share data)

112.9

$

135.7

$

224.1

$

162.3

$

301.8

$

Net Sales

92.0

110.4

180.3

130.0

250.9

Cost of Sales

58.8

66.6

96.9

71.5

120.3

Gross Profit

33.2

43.8

83.5

58.5

130.6

Operating Income

5.3

$

9.8

$

33.9

$

22.0

$

73.7

$

Net Income after Taxes

3.0

$

5.9

$

20.4

$

13.1

$

44.3

$

Diluted Net Income Per Common

Share, as adjusted for 2:1 stock

split in August 2005

0.15

$

0.28

$

0.87

$

0.56

$

1.84

$

Sales Growth (Net)

15.4%

20.0%

63.3%

93.0%

Gross Margin (of Net Sales)

36.1%

39.7%

46.3%

45.0%

52.1%

Cases

(Millions, 192 oz. equiv.)

17.6

20.4

29.8

21.9

35.7

Nine-months Ending

September 30,

Year Ending December 31,

Mandarin Lime
NATURAL
Hansen's
SODA

NATURAL SODA
COLA
Blue Sky

Hansen's
Natural
APPLE JUICE

Junior Juice
APPLE
JUICE

Hansen's
Smoothie

Hansen's
JUICE
SLAM

January 2006 | Page 7

Product Line Overview

A Brief Snapshot of the Major Product Portfolios

Warehouse

Exclusive contracts for apple
and blended juice 64 oz. for
CA WIC Program (started
July ‘04).  Additional blended
juice launched in 2005.

CITRUS

5
Natural
Soda

energy
PRO

MONSTER
ENERGY

lost
ENERGY
DRINK

Rumba
energy
juice

January 2006 | Page 8

Product Line Overview

A Brief Snapshot of the Major Product Portfolios

DSD

Includes Monster, Lost, Hansen’s
Energy and Energade

Represents 72% of total YTD gross
sales through September 30, 2005

Packaged in 8 oz., 16 oz., and 23.5
oz. size cans

Hansen's Natural

Mandarin Lime
NATURAL
Hansen's
SODA
No Preservatives
Kiwi Strawberry
No Carbs!
Calorie Free
Diet
Hansen's
SODA
No Caffeine
NEW
5
HANSENS
KIWI STRAWBERRY
Natural
Soda

January 2006 | Page 9

Hansen’s Natural Soda

Hansen's Natural

NEW
NEW
NATURAL SODA
COLA
Blue Sky
NO ARTIFICIAL COLORS OR FLAVORS
NO PRESERVATIVES NO CAFFEINE
Blue Sky
ORGANIC
BLACK CHERRY
CHERISH
Certified Organic Soda
Blue Sky
Blue Energy
ENERGY SUPPLEMENT
GREEN TEA SODA
Blue Sky
NATURAL
Imperial Lime
LITE
Blue Sky
CREAMY
ROOT BEER

January 2006 | Page 10

Blue Sky Brand

Hansen’s Natural Soda Portfolio

Hansen’s is the leading natural soda in the U.S.

Blue Sky is the leading natural soda in the health food category

All natural, no preservatives, caffeine free, and in the case of
Hansen’s, sodium free, no artificial colors or flavors

Predominantly Western distribution at mainstream grocery, club, health food, and specialty.  Eastern distribution presently limited to health food, health food sections of grocery chains, and specialty.

Brand has unlimited potential due to its premium natural positioning to secure large share of the otherwise flat CSD market through national expansion.

Hansen's Natural

NEW
NEW
Hansen's Natural
APPLE JUICE
100% JUICE
No Sugar Added
Plus 120% VITAMIN C
Hansen's Natural
APPLE GRAPE
100% JUICE
No Sugar Added
Plus CALCIUM & 120% VITAMIN C
Hansen's Natural
POMEGRANATE
Plus 100% VITAMIN C
Hansen's
LIGHT
LOW CARB
100% VITAMIN C
CRANBERRY

January 2006

Page 12

Hansen’s 100% Juice & Juice Blends

Hansen's Natural

Vitamins A, C & E
All Natural
Hansen's
Smoothie
STRAWBERRY BANANA
Premium Nectar
Ginseng
All Natural
Hansen's
Energy
Smoothie
ISLAND BLAST
Premium Nectar
PEACH
Hansen's
Smoothie
Low Carb
NEW

January 2006 | Page 13

Hansen’s Smoothies

Hansen's Natural

Hansen's
Natural
100% JUICE
Junior Juice
No Sugar Added!
CLIFFORD
CALCIUM & 100% VITAMIN C
APPLE JUICE
4.23 FL OZ (125mL) From Concentrate

Hansen's
Natural
100% JUICE
MULTI-VITAMIN
JUICE SLAM
BURSTIN' BERRY
A BLEND OF 14 JUICES FROM CONCENTRATE & OTHER NATURAL FLAVORS
6.75 FL OZ (200mL)

January 2006		Page 14

Hansen’s Tetra Pack Juice Drinks

Hansen’s Juice Portfolio

First shelf-stable smoothies in the U.S.

Enhanced with vitamins and/or calcium

Hansen’s 64 oz. apple juice is the #1 shelf-stable bottled juice in
Southern and Northern California.*  Hansen’s 64 oz. apple grape juice is the #4 and #7 shelf-stable bottled juice in Southern and
Northern California, respectively.*  Hansen’s apple strawberry juice is now #6 in Southern California and #25 in Northern California.

Apple and blended juice WIC contracts provide expansive
distribution in California and promotional opportunities, particularly to
Hispanic demographics

Substantial opportunities for distribution expansion

*Source:  Information Resources Inc., Northern and Southern California, $2 million+ Food [chain grocery] category, 12 week dollar sales period ending October 2, 2005

Hansen's Natural

Hansen's
energy
PRO
Energy Supplement

Hansen's
energy
PRO
Energy Supplement

January 2006 | Page 16

Energy Drinks

Hansen's Natural

NEW
TAURINE + GINSENG
MONSTER
ENERGY
LO-CARB
MONSTER
ENERGY
ASSAULT
MONSTER
ENERGY
MONSTER
ENERGY + JUICE
KHAOS

January 2006 | Page 17

Monster Energy Drinks

Hansen's Natural

...lost
ENERGY
DRINK

NEW
...lost
FIVE-O
ENERGY + JUICE

NEW
...lost
PERFECT 10
ENERGY DRINK

January 2006		Page 18

Energy Drinks

Hansen's Natural

Hansen's
Energade
HIGH ENERGY THIRST QUENCHER
TAURINE, GINSENG & GLYCEROL
MAXIMUM ENERGY & HYDRATION
NEW
Hansen's
Energade
CITRUS
HIGH ENERGY
THIRST QUENCHER

January 2006 | Page 19

Hansen’s Energade

Hansen's Natural

TAURINE
JOKER
MAD ENERGY

TAURINE
Lo-Carb
JOKER
MAD ENERGY

January 2006 | Page 20

Controlled Label Energy Drinks

Hansen's Natural

NEW
TAURINE GINSENG
Rumba
energy juice
100% JUICE
NON CARBONATED

January 2006 | Page 21

Rumba Energy Juice

Hansen’s Energy Portfolio

Energy Product Attributes

Great tasting

16 oz. value size

Efficacious formulations, taste profiles, and image are
important contributors to success

Products cover broad energy demographics

Hansen’s Energy Portfolio

Energy drink market is the fastest growing segment of U.S. beverage industry.

$1 billion at wholesale in 2004. 1 2005, 3Q sales-convenience suggest growth 50%+
(per Nielsen).2

Monster is one of the fastest growing major energy drinks in U.S. (per Nielsen).2

Monster has highest sales per point in convenience channel in most major U.S.
markets, excluding Red Bull (per Nielsen).2

We believe that convenience channel represents 50%+ of total energy drink market.

Lost is a key brand appealing to teenage / college consumer.

Energade has broad demographic appeal due to unique energy/ sports drink combination.

1 Source: Beverage Marketing Corporation

2 Source: AC Nielsen 12 Wks Ending 10/1/05 Total US - Convenience Trade Major Market

Hansen's Natural

All Other
9%
Monster Reg
23%
Full Throttle
14%
SF No Fear
3%
Monster
Lo Carb
9%
No Fear Reg
15%
Monster
Assault 4%
Diet Rockstar 5%
... Lost 3%
Rockstar Reg
15%
Rockstar
Cola
0%

January 2006 | Page 24

16oz Category Leaders
 Hansen’s: #1 Player Overall!.

39%

20%

18%

14%

Source: AC Nielsen 12 Wks Ending 10/1/05 Total US – Convenience Trade Major Market

Category Share by Brand

Source:  Total US – AC Nielsen 12 Wks Ending 10/1/05

Market Share - Energy Drinks

$ Share

Share

Change

Red Bull

39.7%

(8.7)

Monster

17.3%

+7.7

Rockstar

9.9%

+0.9

No Fear

7.3%

+0.4

Full Throttle

5.9%

+5.9

Adrenaline

4.6%

(1.8)

Amp

4.3%

(1.7)

. . . Lost

1.1%

(0.0)

Hansens

0.6%

(0.9)

All Other

9.5%

(1.7)

Total

100%

Focus on Monster Energy

Proven products with potential for even greater sales
velocity and distribution through effective distribution
system.  Significant convenience chain distribution
gains.

Monster Khaos recently launched.

Separate brand facilitates aggressive, extreme
marketing to youth-culture demographic without
compromising integrity of Hansen’s brand.  Examples
include Pro-Circuit sponsorship, Monster team
athletes, and Vans Warped Tour.  Visit
www.monsterenergy.com.

Exclusive energy beverage vending rights on Las
Vegas Monorail

Fastest Growing Energy Brand in the U.S.

PRO CIRCUIT/KAWASAKI RACING

MX/SX is the pinnacle of Action Sports.

Pro Circuit Racing is a well respected “perennial winner” with 14 championships in 15 years.

Nearly one million spectators attended the 2005 MX/SX racing season.

TV coverage - approximately 5 million plus viewers.

Hansen's Natural

10'
20'
20'
Ehukai Beach Park [View from Kamehameha Hwy.]

© ASPWORLDTOUR.COM / TOSTEE

January 2006 | Page 28

Monster Energy Pro Presented by Billabong

North Shore, Oahu, Hawaii

World Famous Bonsai Pipeline

ASP 4-star event, $60,000 prize purse

30-minute Fox Sports Net TV Program (Summer ‘05)

Billabong Hosted Web Cast

MONSTER ENERGY PRO 2005

XXL
Billabong
2004/05
Global BIG WAVE Awards
Presented by
MONSTER ENERGY

Shane Dorian Waimea Bay 12/15/04 photo- Sean Davey
©2004 seandavey.com

-
-
-

January 2006 | Page 29

BILLABONG XXL BIG WAVE AWARDS

The Billabong XXL Award is won by the
surfer who, by any means available,
catches and successfully rides the single
biggest wave of the year based on
analysis of the available images.

Billabong Biggest Wave Award

Monster Biggest Paddle Wave Award

Monster Tube of the Year Award

Most popular, longest running Action Sports/Music Festival in the United States.

MONSTER has been a sponsor for 3 years.

49 concert dates throughout U.S. and Canada.

MONSTER is the “Official Energy Drink” of the Vans Warped Tour 2005.

Van’s Warped Tour

Hansen's Natural

MONSTER
ENERGY

MONSTER

January 2006 | Page 31

LAS VEGAS MONSTER-RAIL

Las Vegas is the “most visited city” in the world, approximately 40-million people visit Las
Vegas every year.

The monorail connects the “Las Vegas Strip” to the Las Vegas Convention Center and will connect to the Fremont Street Experience and McCarran International Airport in due course.

The Monster Train is the first corporate-sponsored train of the Las Vegas Monorail.

Monster Energy Drink and Hansen’s Natural Soda exclusive vending rights at all monorail stations.

Hansen's Natural

Export / Misc / Food Service
Retail Specialty / Wholesale
Health Food
5%
Club / Mass
Full Service Distribution
53%

Export / Misc / Food Service
2%
Retail / Specialty / Wholesale
15%
Health Food
3%
Club / Mass
11%
Full Service Distribution

January 2006 | Page 32

Channel Mix Summary

Hansen’s beverages can be found in all major channel types:

Channel Mix Three Months Ended
September 30, 2004

Channel Mix Three Months Ended
September 30, 2005

▪

Warehouse
41%
DSD
59%

Warehouse
23%
DSD
77%

January 2006 | Page 33

Product Mix Summary

Hansen’s has continued to diversify its product lines:

Product Mix Three Months Ended
September 30, 2004

Product Mix Three Months Ended
September 30,  2005

West
10%
Central
12%
Southeast
2%
Northeast
6%
California
70%

West
8%
Central
11%
Southeast
3%
Northeast
6%
California
72%

January 2006 | Page 34

Geographic Mix Summary - Warehouse

Geographic Mix Three Months Ended
September 30, 2004

Geographic Mix Three Months Ended
September 30, 2005

West
17%
Central
40%
Southeast
11%
Northeast
7%
California
25%

West
18%
Central
41%
Southeast
10%
Northeast
6%
California
25%

January 2006

Page 35

Geographic Mix Summary - DSD

Geographic Mix Three Months Ended
September 30, 2004

Geographic Mix Three Months Ended
September 30, 2005

Distribution Strategy and Logistics

Hansen’s Products Reach Customers Nationwide

Whole Foods

Wild Oats

Trader Joes

Health Food /
Specialty

Wal-Mart

Target

Savon

Walgreen’s

CVS

Mass / Drug

7-11

Chevron

BP / Arco / AM/PM

Circle-K / Mac’s

Speedway

Exxon – Mobil

Hess

Sunoco

Casey’s

United Dairy Farmers

Convenience

B.J.’s

Costco

Sam’s Club

Warehouse

Safeway

Albertson’s

Kroger

Ralph’s

Vons

Grocery

Selected
Customers

Channel

Customers

The table to the right demonstrates the diversity of
Hansen’s customer base.

Value Chain / Logistics

Hansen’s contracts with a number of co-packers for
manufacture.

Growth Strategy

Grow existing brands

Develop and launch new products / brands including:

Monster 23.5 oz and 8 oz. cans
Monster 4 packs and 8 packs
Monster Khaos
…lost Five-O
…lost Perfect 10
Rumba Energy Juice
Joker Mad Energy
Fizzit
Others

Expand distribution

Increase quality and penetration of existing distribution

Four-Pronged Approach

Conclusion

Hansen’s continues to excel in its markets.

The Hansen’s brand is respected and trusted in the marketplace by an extremely loyal base of consumers.

The premium healthier brand image enjoyed by Hansen’s Natural Sodas offers unlimited opportunity to capture substantial additional share of the CSD market, through national distribution.

Monster, Lost, Hansen’s Energy, Energade and Rumba provide an unparalleled platform to lead the energy category (together with Red Bull).  In fact, as this category continues to grow, we believe that Hansen’s portfolio is better positioned to address the broader, emerging consumer base than Red
Bull or any of the competition.